UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 02, 2026

Loar Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42030	82-2665180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 New King Street
White Plains, New York		10604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 914 909-1311

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LOAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2026, Loar Holdings Inc. (the "Company" or "our") held its Annual Meeting of Shareholders (the "2026 Annual Meeting"). At the 2026 Annual Meeting, Raja Bobbili, Alison Bomberg, and Margaret (Peg) McGetrick were re-elected as directors of the Company. In addition, shareholders ratified the Company's appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Finally, in advisory votes, shareholders approved the 2025 compensation paid by the Company to its named executive officers and approved holding an advisory vote on the compensation paid by the Company to its named executive officers annually. The details of the vote are set forth below:

Proposal 1 - election of three director nominees to the Company's Board of Directors:

Nominee	For	Withheld	Broker Non-Votes
Raja Bobbili	71,125,296	994,780	4,062,159
Alison Bomberg	64,582,644	7,537,432	4,062,159
Margaret (Peg) McGetrick	71,612,205	507,871	4,062,159

Proposal 2 - ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
76,125,490	54,974	1,771	0

Proposal 3 - to approve, on a non-binding advisory basis, the compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
68,741,460	3,375,301	3,315	4,062,159

Proposal 4 - to approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers every 1, 2 or 3 years:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
71,950,589	42,262	125,158	2,067	4,062,159

No other matters were brought before shareholders for a vote at the 2026 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 4, 2026	By:	/s/ Michael J. Manella
Michael J. Manella, General Counsel and Secretary